Exhibit 99.2

Stifel Financial Corp. 4th Quarter 2009 Earnings Conference Call February 9, 2010

Forward-Looking Statements

Chairman's Comments

4th Quarter 2009 Highlights

YTD 2009 Highlights

Growth

Stock Performance Graph

Stifel Financial Stock Performance Graph

Stifel Financial Corp. Income Statements

Source of Revenues

Principal Transactions

Stifel Income Statements Non-Interest Expenses

Key Items with Negative Impact to Margins

Segment Comparision

YTD Segment Comparision (Excludes Acquisitions)

Global Wealth Management Income Statements

Stifel Bank & Trust Income Statements

Stifel Bank & Trust

Capital Markets Income Statement

Capital Markets Revenues

Stifel Financial Balance Sheet Graphs

Capital Structure

Level 3 Assets

Other Financial Data

Stifel Outlook

Q&A - Questions and Answers

STIFEL FINANCIAL

4th Quarter 2009
Earnings Conference Call

February 9, 2010

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect" and similar expressions. In particular, these statements may refer to our goals, intentions and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation and technology changes.

Chairman's Comments

"In a year of change for our Firm and the entire financial services industry, our associates delivered significantly improved financial performance, which is evident by our achievement of the fourteenth consecutive year of record net revenues and exceeding $1 billion in net revenues for the first time in our history. This was accomplished while also making substantial progress in the implementation of new platforms and capabilities that will direct our business in the years ahead. While economic conditions remain fragile and unpredictable, we are confident the steps we have taken this year will ensure that we remain well-positioned to serve our clients, seize new opportunities in the marketplace, and continue to grow our market share in the years ahead."

4th Quarter 2009 Highlights

- Record net revenues of $319 million, a 38% increase from the 4th Quarter of 2008 (4Q08).
  - The Global Wealth Management (GWM) segment posted record net revenues of $185 million, a 64% increase from the 4Q08.
  - The Capital Markets (CM) segment posted record net revenues of $133 million, an 18% increase over the 4Q08.
- Record net income of $25 million, or $0.71 per diluted share, a 54% increase from 4Q08.
  - Pre-tax margin for the 4th quarter of 2009 (4Q09) was 13% compared to 12% for 4Q08.
  - 4Q09 annualized return on average equity was 12% compared to 11% for 4Q08.
- Successfully completed the acquisition of 56 branches from UBS Financial Services Inc. ("UBS"). As a result, we now have a network of 1,885 Financial Advisors in our GWM segment in 272 offices in 42 states.

YTD 2009 Highlights

- Record net revenues of $1.1 billion for the year ended December 31, 2009, a 25% increase from the prior-year period.
  - The GWM segment posted record net revenues of $591 million for the year ended December 31, 2009, a 26% increase from the prior-year period.
  - The CM segment posted record net revenues of $494 million for the year ended December 31, 2009, a 27% increase over the prior-year period.
- Record net income of $76 million, or $2.35 per diluted share, a 37% increase over the prior-year period.
  - For the year ended December 31, 2009, pre-tax margin of 11% was comparable to the prior-year period.
  - For the year ended December 31, 2009, annualized return on average equity of 11% was comparable to the prior-year period.
  - Added 99 private client group offices and 645 Financial Advisors, including 73 offices and 388 Financial Advisors from the UBS and Butler Wick transactions, as part of our ongoing footprint expansion efforts.

Growth

Business Units	2004	Total As of 12/31/09	% *Change*	YTD Additions
Firm Net Revenues *(millions)*	$247	$1,091	*342%*	
Equity Capital *(millions)*	$131	$873	*565%*	
Share Price	$13.97	$59.24	*324%*	
Market Cap *(millions)*	$207	$1,798	*768%*	
Total Associates	1,384	4,434	*220%*	1,455
Global Wealth Management				
Financial Advisors	621	1,885	*204%*	645
Branch Support	284	1,065	*275%*	442
Stifel Bank & Trust Support Associates	0	85	*n/a*	19
Offices	86	272	*216%*	99 *
Capital Markets				
Equity Sales & Trading Professionals	23	159	*591%*	15
Fixed Income Sales & Trading Professionals	14	181	*1193%*	19
Investment Banking Professionals	29	159	*448%*	19
Public Finance Professionals	31	60	*94%*	10
Capital Market Support Associates	21	68	*224%*	34
Other				
Support Associates	195	527	*170%*	145

* Includes 73 offices from the UBS and Butler Wick acquisitions.

Assumes $100 invested on December 31, 2004 in Stifel Financial Corp. common stock, Peer Group and S&P 500 Index



$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Dollars
Stifel Financial Corp. (33.5% CAGR*)
Peer Group (6.6% CAGR*)
S&P 500 Index (0.4% CAGR*)
AMEX Securities Broker/Dealer Index (-5.5% CAGR*)
2004
2005
2006
2007
2008
2009

Stifel Financial Stock Price
Since 1/1/08 through 12/31/09 up +69%


$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$35.05
$59.24
+31% 2008
+29% YTD
01/08
05/08
09/08
01/09
05/09
09/09
01/10

Stifel Financial Corp.
Income Statements

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 12/31/08	% Change	Year Ended 12/31/09	Year Ended 12/31/08	% Change
Net revenues	**$ 319,467**	$ 230,986	**38.3%**	**$ 1,090,636**	$ 870,337	**25.3%**
Compensation and benefits	**201,263**	141,750	**42.0%**	**718,115**	582,778	**23.2%**
Non-comp operating expenses	**76,890**	62,636	**22.8%**	**252,107**	195,790	**28.8%**
Total non-interest expenses	**278,153**	204,386	**36.1%**	**970,222**	778,568	**24.6%**
Income before income taxes	**41,314**	26,600	**55.3%**	**120,414**	91,769	**31.2%**
Provision for income taxes	**16,646**	10,554	**57.7%**	**44,616**	36,267	**23.0%**
Net income	**$ 24,668**	$ 16,046	**53.7%**	**$ 75,798**	$ 55,502	**36.6%**
Diluted EPS	**$0.71**	$0.53	**34.0%**	**$2.35**	$1.98	**18.7%**
Ratios to net revenues						
Compensation and benefits	**63.0%**	61.4%		**65.8%**	67.0%	
Operating expenses	**24.1%**	27.1%		**23.2%**	22.4%	
Income before income taxes	**12.9%**	11.5%		**11.0%**	10.6%	

Source of Revenues

($ in thousands)	Quarter Ended 12/31/09	12/31/08	% Change	% of Net Revenues 12/31/09	12/31/08	Year Ended 12/31/09	12/31/08	% Change	% of Net Revenues 12/31/09	12/31/08
Revenues										
Principal transactions	**$ 116,410**	$ 92,492	**25.9%**	***36.4%***	*40.0%*	**$ 458,188**	$ 293,285	**56.2%**	***42.0%***	*33.7%*
Commissions	**99,285**	83,599	**18.8%**	***31.1%***	*36.2%*	**345,520**	341,090	**1.3%**	***31.7%***	*39.2%*
Investment banking	**50,545**	15,775	**220.4%**	***15.8%***	*6.8%*	**125,807**	83,710	**50.3%**	***11.5%***	*9.6%*
Asset mgt and service fees	**37,732**	29,346	**28.6%**	***11.8%***	*12.7%*	**112,706**	119,926	**(6.0%)**	***10.3%***	*13.8%*
Other	**4,349**	1,571	**176.9%**	***1.4%***	*0.7%*	**13,789**	688	*	***1.3%***	*0.1%*
Total operating revenues	**308,321**	222,783	**38.4%**	***96.5%***	*96.4%*	**1,056,010**	838,699	**25.9%**	***96.8%***	*96.4%*
Interest revenue	**15,078**	10,973	**37.4%**	***4.7%***	*4.8%*	**46,860**	50,148	**(6.6%)**	***4.3%***	*5.7%*
Total revenues	**323,399**	233,756	**38.3%**	***101.2%***	*101.2%*	**1,102,870**	888,847	**24.1%**	***101.1%***	*102.1%*
Interest expense	**3,932**	2,770	**42.0%**	***1.2%***	*1.2%*	**12,234**	18,510	**(33.9%)**	***1.1%***	*2.1%*
Net revenues	**$ 319,467**	$ 230,986	**38.3%**	***100.0%***	*100.0%*	**$ 1,090,636**	$ 870,337	**25.3%**	***100.0%***	*100.0%*

* Percentage is not meaningful.

Principal Transactions

($ in thousands)	Quarter Ended 12/31/09	12/31/09	% Change	Year Ended 12/31/09	12/31/09	% Change
Principal transactions:						
Taxable debt	**$ 66,210**	$ 59,774	**10.8%**	**$ 292,400**	$ 184,470	**58.5%**
Municipal debt	**16,102**	15,273	**5.4%**	**65,962**	46,667	**41.3%**
Equities	**21,113**	9,002	**134.5%**	**60,313**	36,705	**64.3%**
Other	**12,985**	8,443	**53.8%**	**39,513**	25,443	**55.3%**
	$ 116,410	$ 92,492	**25.9%**	**$ 458,188**	$ 293,285	**56.2%**

Stifel Income Statements
Non-Interest Expenses

($ in thousands)	Quarter Ended					Year Ended				
			% of Net revenues					% of Net revenues		
	12/31/09	12/31/08	**12/31/09**	12/31/08	**% Change**	**12/31/09**	12/31/08	**12/31/09**	12/31/08	**% Change**
Net revenues	**$ 319,467**	$ 230,986	**100.0%**	100.0%	**38.3%**	**$ 1,090,636**	$ 870,337	**100.0%**	100.0%	**25.3%**
Non-interest expenses:										
Compensation and benefits	**185,904**	126,488	**58.2%**	54.8%	**47.0%**	**661,888**	522,869	**60.6%**	60.1%	**26.6%**
Transitional pay	**15,359**	8,788	**4.8%**	3.8%	**74.8%**	**56,227**	34,310	**5.2%**	3.9%	**63.9%**
Acquisition-related	-	6,474	**0.0%**	2.8%	**n/a**	-	25,599	**0.0%**	3.0%	**n/a**
Total compensation and benefits	**201,263**	141,750	**63.0%**	61.4%	**42.0%**	**718,115**	582,778	**65.8%**	67.0%	**23.2%**
Occupancy and equipment rental	**26,430**	18,972	**8.3%**	8.2%	**39.3%**	**89,741**	67,984	**8.2%**	7.8%	**32.0%**
Communication and office supplies	**15,342**	12,734	**4.8%**	5.5%	**20.5%**	**54,745**	45,621	**5.0%**	5.2%	**20.0%**
Commissions and floor brokerage	**6,249**	4,972	**2.0%**	2.2%	**25.7%**	**23,416**	13,287	**2.2%**	1.5%	**76.2%**
Other operating expenses	**28,869**	25,958	**9.0%**	11.2%	**11.2%**	**84,205**	68,898	**7.8%**	7.9%	**22.2%**
Total non-compensation expense	**76,890**	62,636	**24.1%**	27.1%	**22.8%**	**252,107**	195,790	**23.2%**	22.4%	**28.8%**
Income before income taxes	**41,314**	26,600	**12.9%**	11.5%	**55.3%**	**120,414**	91,769	**11.0%**	10.6%	**31.2%**
Provision for income taxes	**16,646**	10,554	**5.2%**	4.6%	**57.7%**	**44,616**	36,267	**4.1%**	4.2%	**23.0%**
Net income	**$ 24,668**	$ 16,046	**7.7%**	6.9%	**53.7%**	**$ 75,798**	$ 55,502	**6.9%**	6.4%	**36.6%**

Key Items with Negative Impact to Margins

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended % of Net Revenues	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended % of Net revenues 12/31/09	Year Ended % of Net revenues 12/31/08
Net revenues	$319,467	100.0%	$1,090,636	$ 870,337	100.0%	100.0%
Non-interest expenses:						
Transitional compensation [1]	15,359	4.8%	56,227	34,310	5.2%	3.9%
Transitional operating expenses [2]	2,348	0.7%	10,993	3,927	1.0%	0.5%
Acquisition-related costs	799	0.3%	3,407	26,159	0.3%	3.0%
	$ 18,506	5.8%	$ 70,627	$ 64,396	6.5%	7.4%
Asset management fee waivers	$ 10,518	N/A	$ 23,099	$ -	N/A	N/A

[1] Expense related to upfront notes, signing bonus and retention awards.

[2] Primarily includes ACATS fees and expenses associated with our continuing expansion efforts.

Segment Comparison

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 12/31/08	% Change	Year Ended 12/31/09	Year Ended 12/31/08	% Change
Net revenues:						
Global Wealth Management	$ 184,704	$ 112,683	63.9%	$ 591,323	$ 471,005	25.5%
Capital Markets	133,305	113,178	17.8%	494,092	390,726	26.5%
Other	1,458	5,125	(71.5%)	5,221	8,606	(39.3%)
	$ 319,467	$ 230,986	38.3%	$ 1,090,636	$ 870,337	25.3%
Operating contribution:						
Global Wealth Management	32,967	18,372	79.4%	100,048	98,097	2.0%
Capital Markets	37,816	30,893	22.4%	129,133	91,892	40.5%
Other	(29,469)	(22,665)	30.0%	(108,767)	(98,220)	10.7%
	$ 41,314	$ 26,600	55.3%	$ 120,414	$ 91,769	31.2%

YTD Segment Comparison (Excludes Acquisitions)

- Balanced business model facilitates growth during volatile markets
  - Stable GWM business is augmented by profitable and growing Capital Markets.

Revenue


Cap
Mkts
46%
GWM
54%

2009


Cap
Mkts
45%
GWM
55%

2008

Operating Profit


Cap
Mkts
56%
GWM
44%

2009


Cap
Mkts
48%
GWM
52%

2008

Global Wealth Management
Income Statements

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 12/31/08	% Change	Year Ended 12/31/09	Year Ended 12/31/08	% Change
Net revenues	$ 184,704	$ 112,683	63.9%	$ 591,323	$ 471,005	25.5%
Compensation and benefits	105,147	63,098	66.6%	329,571	260,997	26.3%
Transition pay	11,841	7,448	59.0%	40,586	28,210	43.9%
Total compensation and benefits	116,988	70,546	65.8%	370,157	289,207	28.0%
Non-comp operating expenses	34,749	23,765	46.2%	121,118	83,701	44.7%
Total non-interest expenses	151,737	94,311	60.9%	491,275	372,908	31.7%
Income before income taxes	$ 32,967	$ 18,372	79.4%	$ 100,048	$ 98,097	2.0%
Ratios to net revenues						
Compensation and benefits	56.9%	56.0%		55.7%	55.4%	
Transition pay	6.4%	6.6%		6.9%	6.0%	
Total compensation and benefits	63.3%	62.6%		62.6%	61.4%	
Operating expenses	18.9%	21.1%		20.5%	17.8%	
Income before income taxes	17.8%	16.3%		16.9%	20.8%	

Stifel Bank & Trust
Income Statements

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 09/30/09	Flux	Quarter Ended 12/31/08	Flux	Year Ended 12/31/09	Year Ended 12/31/08	Flux
Net revenues:								
Interest	7,888	4,962	59.0%	3,762	109.7%	20,283	15,253	33.0%
Other income/(loss)	1,828	865	111.3%	(1,960)	193.3%	4,736	(358)	n/m
Total revenues	9,716	5,827	66.7%	1,802	439.2%	25,019	14,895	68.0%
Interest expense	2,044	911	124.4%	722	183.1%	4,649	5,321	(12.6%)
Total net revenues	7,672	4,916	56.1%	1,080	610.4%	20,370	9,574	112.8%
Compensation and benefits	964	914	5.5%	784	23.0%	2,866	3,566	(19.6%)
Non-comp operating expenses	1,171	1,832	(36.1%)	1,140	2.7%	6,353	5,389	17.9%
Total non-interest expenses	2,135	2,746	(22.3%)	1,924	11.0%	9,219	8,955	2.9%
Income before income taxes	$ 5,537	$ 2,170	155.2%	$ (844)	756.0%	$ 11,151	$ 619	n/m
Ratios to net revenues								
Compensation & benefits	12.6%	18.6%		72.6%		14.1%	37.2%	
Operating expenses	15.3%	37.3%		105.5%		31.2%	56.3%	
Efficiency ratio	38.1%	46.1%		150.3%		42.3%	73.4%	
Income before income taxes	72.1%	44.1%		(78.1%)		54.7%	6.5%	

Stifel Bank & Trust

Balance Sheet

- Assets increased 242% to $1,142.0 million as of December 31, 2009 from $333.8 million at December 31, 2008.
- Cash and cash equivalents of $114.3 million as of December 31, 2009, an increase of $88.7 million from December 31, 2008.
- Investment portfolio increased $528.1 million to $578.5 million at December 31, 2009, primarily as a result of the expansion of our investment strategy.
  - Agency MBS comprise over 75% of the portfolio.
  - The portfolio has a weighted average life of 3.15 years and a weighted average rate of 3.78%.
- Retained loan portfolio increased 80% to $333.5 million at December 31, 2009 from $185.1 million at December 31, 2008.
  - Securities-based loans from the UBS transaction accounted for $171.0 million of the increase.
  - Retained loans included in branch location sale of $33.1 million, classified as loans held for sale at December 31, 2009.
- Deposits increased 268% to $1,047.2 million as of December 31, 2009 from $284.8 million as of December 31, 2008, primarily as a result of the UBS transaction which was completed during the fourth quarter of 2009.
  - Includes deposits held for sale of $20.8 million at December 31, 2009.

Mortgage Banking

- Loans sold into the secondary market during the year ended December 31, 2009 of $874.8 million, compared to $333.1 million during the comparable period in 2008.
- Gross mortgage revenues of $13.1 million for the year ended December 31, 2009, compared to $4.2 million during the comparable period in 2008.
- Retained mortgage loan originations of $32.6 million during the year ended December 31, 2009 with a weighted average CLTV of 49% and weighted average FICO of 767.

Credit Quality

- Non-performing loans of $1.4 million as of December 31, 2009 compared to $0.8 million as of December 31, 2008.
- Losses for the year ended December 31, 2009 of $1.4 million compared to $1.2 million during the comparable period in 2008.
- Excluding acquired loans, the allowance as a percentage of gross loans totaled 0.99% as of December 31, 2009 compared to 1.23% as of December 31, 2008.
- Other real estate owned totaled $3.1 million as of December 31, 2009 compared to $2.3 million as of December 31, 2008.

Capital Markets
Income Statement

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 12/31/08	% Change	Year Ended 12/31/09	Year Ended 12/31/08	% Change
Net revenues	**$ 133,305**	$ 113,178	**17.8%**	**$ 494,092**	$ 390,726	**26.5%**
Compensation and benefits	**70,355**	60,833	**15.7%**	**273,474**	229,043	**19.4%**
Transition pay	**3,229**	971	**232.5%**	**14,361**	4,636	**209.8%**
Total compensation and benefits	**73,584**	61,804	**19.1%**	**287,835**	233,679	**23.2%**
Non-comp operating expenses	**21,905**	20,481	**7.0%**	**77,124**	65,155	**18.4%**
Total non-interest expenses	**95,489**	82,285	**16.0%**	**364,959**	298,834	**22.1%**
Income before income taxes	**$ 37,816**	$ 30,893	**22.4%**	**$ 129,133**	$ 91,892	**40.5%**
Ratios to net revenues						
Compensation and benefits	**52.8%**	53.7%		**55.3%**	58.6%	
Transtion pay	**2.4%**	0.9%		**2.9%**	1.2%	
Total compensation and benefits	**55.2%**	54.6%		**58.3%**	59.8%	
Operating expenses	**16.4%**	18.1%		**15.6%**	16.7%	
Income before income taxes	**28.4%**	27.3%		**26.1%**	23.5%	

Capital Markets Revenues

($ in thousands)	Quarter Ended 12/31/09	Quarter Ended 12/31/08	% Change	Year Ended 12/31/09	Year Ended 12/31/08	% Change
Sales and trading:						
Equity	$ 38,668	$ 44,268	(12.7%)	$ 153,267	$ 159,629	(4.0%)
Fixed income	47,307	53,226	(11.1%)	222,005	158,625	40.0%
	85,975	97,494	(11.8%)	375,272	318,254	17.9%
Investment Banking:						
Capital raising	28,768	7,433	287.0%	61,657	29,690	107.7%
Advisory fees	16,048	6,518	146.2%	49,245	38,506	27.9%
	44,816	13,951	221.2%	110,902	68,196	62.6%
Other revenue	2,514	1,733	45.1%	7,918	4,276	85.2%
Total net revenue	$ 133,305	$ 113,178	17.8%	$ 494,092	$ 390,726	26.5%
Ratios to net revenues						
Sales & trading	64.5%	86.1%		76.0%	81.5%	
Investment banking	33.6%	12.3%		22.4%	17.5%	

Stifel Financial Balance Sheet Graphs


$3,000
$2,400
$1,800
$1,200
$600
$0
$423
$412
$382
$842
$1,085
$1,499
$1,558
$3,167
2002
2003
2004
2005
2006
2007
2008
2009

Total Assets *($ millions)*


$1,000
$750
$500
$250
$0
$115
$135
$166
$225
$290
$520
$676
$956
$35
$80
$35
$100
$35
$131
$70
$155
$70
$220
$95
$425
$83
$593
$83
$873
2002
2003
2004
2005
2006
2007
2008
2009

Total Capitalization *($ millions)*

Defined as stockholder's equity plus the trust preferred securities.


4x
3x
2x
1x
x
3.7x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.3x
2002
2003
2004
2005
2006
2007
2008
2009

Leverage Ratio


$25
$20
$15
$10
$5
$0
$5.91
$7.23
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
2002
2003
2004
2005
2006
2007
2008
2009

Book Value Per Share

Capital Structure

($ in thousands)

Total Assets	$	3,167,356
Stockholders' Equity	$	873,446
Debentures to:		
Stifel Financial Capital Trust II - LIBOR plus 1.70% (fixed at 6.38% until 9/30/10), due 9/30/35	$	35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$	35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$	12,500
Total Debentures *(average 6.64% per annum)*	$	82,500
Total Capitalization	$	955,946

Ratios:

Equity to Assets	27.58%
Capitalization to Assets	30.18%
Debentures to Equity	9.45%
Leverage Ratio	3.3x
Equity Capitalization	3.6x

Level 3 Assets

($ in thousands)	Carrying Value 12/31/09	12/31/08	Change
Auction Rate Securities (ARS)	$ 56,003	$ 18,509	202.6%
Stifel Bank & Trust Investments	2,693	10,423	(74.2%)
Trading Securities	1,243	4,161	(70.1%)
Other Investments	5,426	5,169	5.0%
Level 3 assets (excluding ARS)	9,362	19,753	(139.3%)
Total Level 3 assets	$ 65,365	$ 38,262	70.8%
Percentage of Equity	***7.5%***	*6.5%*	
Percentage of Equity (excluding ARS)	***1.1%***	*2.3%*	

Other Financial Data

	As of			% Change	
	12/31/09	9/30/09	12/31/08	Q409 vs. Q309	Q409 vs. Q408
Total assets (000s):					
Stifel Nicolaus and Stifel Financial	$ 2,025,348	$ 1,925,226	$ 1,224,361	5.2%	65.4%
Stifel Bank	1,142,008	965,569	333,784	18.3%	242.1%
	$ 3,167,356	$ 2,890,795	$ 1,558,145	9.6%	103.3%
Shareholders' equity (000's)	$ 873,446	$ 833,594	$ 593,185	4.8%	47.2%
Book value per share	$28.86	$27.63	$22.68	4.4%	27.2%
Financial advisors*	1,885	1,823	1,315	3.4%	43.3%
Full-time associates	4,434	4,289	3,371	3.4%	31.5%
Locations	294	281	225	4.6%	30.7%
Total client assets (000's)	$ 91,342,000	$ 83,501,000	$ 51,828,000	9.4%	76.2%

* Includes all retail Financial Advisors.

Stifel Outlook

- Unstable conditions in the private client market presents opportunity for Stifel to continue to grow organically and through M&A
  - The uncertainty surrounding the largest domestic and European private client platforms impacts thousands of US-based Financial Advisors.
  - Success with UBS signings is testament to the private client platform
- Balanced business mix facilitates growth during volatile markets
  - 54% of 2009 net revenues generated by GWM and 46% by Capital Markets.
- Capital Markets turmoil creates a pool of very qualified candidates
  - All reporting units of Capital Markets continued to build out platform and hire in 2009.
- Company should beginning to see payoffs from our investment in De Novo branches.

Q&A